UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2017

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35916	80-0882793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Third Amended and Restated Master Repurchase Agreement

On April 28, 2017, PennyMac Financial Services, Inc. (the “Company”), through two of its subsidiaries, PennyMac Loan Services, LLC (“PLS”) and Private National Mortgage Acceptance Company, LLC (“PNMAC”), entered into a Third Amended and Restated Master Repurchase Agreement with Credit Suisse First Boston Mortgage Capital LLC, as administrative agent to the buyers (“CSFB”), Credit Suisse AG, Cayman Islands Branch, as a buyer (“CS Cayman” or “CS Buyer”), and Alpine Securitization LTD, as a buyer (“Alpine” or “CS Buyer,” and, together with CS Cayman, the “CS Buyers”)(the “Repurchase Agreement”).

The Repurchase Agreement is committed to April 27, 2018 and, together with that certain master repurchase agreement dated as of December 19, 2016 (the “VFN Repurchase Agreement”) with CSFB, as administrative agent, and CS Cayman, as purchaser, pursuant to which PLS sold to CS Cayman that certain Series 2016-MSRVF1 Variable Funding Note, dated December 19, 2016 (the “VFN”), provides for a maximum combined purchase price of $1.5 billion. The maximum combined committed purchase price under the Repurchase Agreement and the VFN Repurchase Agreement is $700 million, all of which is committed and available for purchases under the Repurchase Agreement to the extent not reduced by purchased amounts outstanding under the VFN Repurchase Agreement. The obligations of PLS under the Repurchase Agreement are fully guaranteed by PNMAC.

Pursuant to the terms of the Repurchase Agreement, PLS may sell to, and later repurchase from, CS Buyer (i) certain newly originated residential and small balance multifamily mortgage loans and recently acquired Ginnie Mae early buyout mortgage loans, and (ii) mortgage servicing advances made by PLS in connection with certain Ginnie Mae early buyout mortgage loans. The principal amount paid by CS Buyer for each eligible mortgage loan is based on a percentage of the lesser of the market value or unpaid principal balance of such mortgage loan. Upon PLS’ repurchase of a mortgage loan or mortgage servicing advances, it is required to repay CS Buyer the principal amount related to such mortgage loan or mortgage servicing advances, as applicable, plus accrued interest (at a rate reflective of the current market and based on either CS Buyer’s cost of funds or LIBOR plus a margin) to the date of such repurchase. The Company, through PLS, is required to pay CSFB a commitment fee relating to the amendment, as well as certain other administrative costs and expenses.

The Repurchase Agreement requires that PLS maintain various financial and other covenants, which include maintaining (i) a minimum adjusted tangible net worth of $500 million, (ii) a minimum of $40 million in unrestricted cash and cash equivalents, (iii) a maximum ratio of total liabilities to adjusted tangible net worth of less than 10:1, and (iv) profitability for at least one (1) of the previous two (2) consecutive fiscal quarters, as of the end of each fiscal quarter.

The Repurchase Agreement also contains margin call provisions that provide CS Buyers with certain rights in the event of a decline in the market value of the purchased mortgage loans. Under these provisions, CS Buyers may require PLS to transfer cash or additional eligible mortgage loans with an aggregate market value in an amount sufficient to eliminate any margin deficit resulting from such a decline.

In addition, the Repurchase Agreement contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, cross-defaults, guarantor defaults, servicer termination events, material adverse changes, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default are also customary for this type of transaction and include the acceleration of the principal amount outstanding and the liquidation by CS Buyers of the mortgage loans then subject to the Repurchase Agreement.

The foregoing descriptions of the Repurchase Agreement and the related guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of the Third Amended and Restated Master Repurchase Agreement and Amended and Restated Guaranty, which have been filed with this Current Report on Form 8-K as Exhibits 10.1 and Exhibit 10.2, respectively. The foregoing descriptions of the VFN Repurchase Agreement and related transactions do not purpose to be complete and are qualified in their entirety by reference to (i) the description of the VFN Repurchase Agreement in the Company’s Current Report on Form 8-K as filed on December 21, 2016 and the full text of the VFN Repurchase Agreement attached thereto as Exhibit 10.9; and (ii) the description of the transactions related to the VFN Repurchase Agreement in the Company’s Current Report on Form 8-K as filed on February 23, 2017.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1

Third Amended and Restated Master Repurchase Agreement, dated as of April 28, 2017, by and among Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, Cayman Islands Branch, Alpine Securitization LTD, PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC

10.2	Amended and Restated Guaranty, dated as of April 28, 2017, by Private National Mortgage Acceptance Company, LLC and Credit Suisse First Boston Mortgage Capital, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: May 3, 2017	/s/ Andrew S. Chang
Andrew S. Chang
Senior Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Third Amended and Restated Master Repurchase Agreement, dated as of April 28, 2017, by and among Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, Cayman Islands Branch, Alpine Securitization LTD, PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC

10.2	Amended and Restated Guaranty, dated as of April 28, 2017, by Private National Mortgage Acceptance Company, LLC and Credit Suisse First Boston Mortgage Capital, LLC